                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 28, 1997



                               Mobil Corporation
                                _______________
             (Exact Name of registrant as specified in its charter)

      Delaware                     1-7555                 13-2850309
-------------------------------------------------------------------------
(State of Other Jurisdiction    (Commission            (I.R.S. Employer
    of Incorporation)           File Number)          Identification No.)


  3225 Gallows Road
  Fairfax, Virginia             22037-0001

(Address of Principal           (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code (703) 846-3000


                                   No Change
              ____________________________________________________
         (Former name or former address, if changed since last report)
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           Item 7.  Exhibits.  The documents listed below are filed as Exhibits with reference to the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-13457) of Mobil Corporation (the "Company"), Mobil Chemical Finance (Texas) Inc. (the "Lessee"), and certain other subsidiaries of the Company. The Registration Statement and the Prospectus Supplement, dated May 21, 1997, to the Prospectus, dated November 12, 1996, relate to the offering of the Company's Pass Through Certificates, Series 1997-A.



                                 EXHIBIT INDEX


     EXHIBIT NO.  DESCRIPTION
     -----------  -----------

       1.1 Underwriting Agreement, among Mobil Corporation, Mobil Chemical Finance (Texas) Inc. and Goldman, Sachs & Co.

       4.1   Form of Pass Through Trust Supplement.

       4.2   Form of Indenture relating to the Facility Assets.

       4.3   Form of Secured Note relating to the Facility Assets.

       4.4 Form of Facility Assets Lease Agreement relating to the Facility Assets.

       4.5   Form of Ground Lease relating to the Facility.

       4.6   Form of Trust Agreement relating to the Facility Assets.

       4.7   Form of Participation Agreement relating to the Facility Assets.

       4.8   Form of Guaranty relating to the Facility Assets.

       4.9   Form of Appendix of Definitions.

                                   SIGNATURES


             Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MOBIL CORPORATION


                              By: /s/ Debra D. Drumheller
                                  ----------------------------------
                              Name:  Debra D. Drumheller
                              Title: Assistant Treasurer


     Dated:  May 30, 1997

                                 EXHIBIT INDEX


     EXHIBIT NO.  DESCRIPTION
     -----------  -----------

       1.1 Underwriting Agreement, among Mobil Corporation, Mobil Chemical Finance (Texas) Inc. and Goldman, Sachs & Co.

       4.1   Form of Pass Through Trust Supplement.

       4.2   Form of Indenture relating to the Facility Assets.

       4.3   Form of Secured Note relating to the Facility Assets.

       4.4 Form of Facility Assets Lease Agreement relating to the Facility Assets.

       4.5   Form of Ground Lease relating to the Facility.

       4.6   Form of Trust Agreement relating to the Facility Assets.

       4.7   Form of Participation Agreement relating to the Facility Assets.

       4.8   Form of Guaranty relating to the Facility Assets.

       4.9   Form of Appendix of Definitions.